J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Hedged Equity Fund

(the “Fund”)

(Class R5 Shares)

(a series of JPMorgan Trust IV)

Supplement dated December 2, 2024

to the current Summary Prospectus, Prospectus and Statement of Additional Information

NOTICE OF LIQUIDATION OF THE CLASS R5 SHARES OF THE JPMORGAN INTERNATIONAL HEDGED EQUITY FUND. The Board of Trustees of the JPMorgan International Hedged Equity Fund has approved the liquidation and redemption of the Class R5 Shares of the Fund on or about December 10, 2024 (the “Liquidation Date”). On the Liquidation Date, the Fund shall distribute to its Class R5 shareholders of record an amount equal to the net asset value as calculated on the Liquidation Date. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

For taxable shareholders of the Class R5 Shares of the Fund, the redemption of shares of Class R5 Shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder of the Class R5 Shares may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption.

EFFECTIVE DECEMBER 2, 2024, PURCHASES OF CLASS R5 SHARES OF THE FUND BY NEW OR EXISTING SHAREHOLDERS WILL NOT BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-IHELIQ-1224